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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) -- May 7, 2003

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          TENNESSEE                       0-4491                 62-0803242
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

                     165 MADISON AVENUE
                     MEMPHIS, TENNESSEE                   38103
           (Address of Principal Executive Office)      (Zip Code)

       Registrant's telephone number, including area code - (901) 523-4444





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ITEM 5. OTHER EVENTS

     This Current Report on Form 8-K includes the Computation of our Ratio of Earnings to Fixed Charges for the five years ended December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c)   Exhibits

The following exhibits are filed herewith:

Exhibit Number   Description
--------------   -----------

     12.1        Computation of Ratio of Earnings to Fixed Charges





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST TENNESSEE NATIONAL CORPORATION


Date: May 7, 2003             By: /s/ Charles G. Burkett
                                  ---------------------------------------
                              Name: Charles G. Burkett
                                    -------------------------------------
                              Title: President-Retail Financial Services/
                                     Memphis Financial Services
                                     ------------------------------------





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                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------

  12.1    Computation of Ratio of Earnings to Fixed Charges.